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                                                                   Exhibit 10.39

                              McKESSON HBOC, INC.
                       STATEMENT OF TERMS AND CONDITIONS
                   APPLICABLE TO SHARES OF RESTRICTED STOCK
             GRANTED PURSUANT TO OUTSIDE THE PLAN III STOCK OPTION
                           AND RESTRICTED STOCK PLAN

                     (As amended through January 20, 2000)


     Unless otherwise stated in an Agreement (as defined herein) the following terms and conditions shall apply to shares of restricted stock ("Restricted Stock") granted under the McKesson HBOC, Inc. (the "Company") Outside the Plan III Stock Option and Restricted Stock Plan (the "Plan") to an employee eligible to participate in the Plan ("Grantee").

     1.   Stock Subject to Options. Shares of Restricted Stock granted under the
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Plan shall be common stock ($0.01 par value) of the Company, subject to adjustment as provided in the Plan.

     2.   Restricted Stock Agreement. Restricted Stock granted under the Plan
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shall be evidenced by an agreement ("Agreement") to be executed by the Grantee and the Company setting forth the restrictions, terms and conditions of the Restricted Stock grant. Each Agreement shall incorporate by reference and be subject to the restrictions, terms and conditions set forth herein and the restrictions, terms and conditions of the Plan.

     3.   Adjusted Awards. Restricted Stock which is designated as an Adjusted
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Award (as defined in the Plan) shall remain subject to the same restrictions, terms and conditions to which they were subject immediately prior to its becoming an Adjusted Award under the Plan.

     4.   Rights with Respect to Shares of Restricted Stock. Upon written
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acceptance of a grant by a Grantee, including the restrictions and other terms and conditions described in the Plan, the Agreement and herein, the Company shall cause to be issued or transferred to the name of the Grantee a certificate or certificates for the number of shares of Restricted Stock granted. The date of issue or transfer of such shares of Restricted Stock on the books of the Company shall be deemed to be the date of grant (the "Date of Grant") of the Restricted Stock for all purposes of the Plan. From and after the Date of Grant, the Grantee shall have absolute ownership of such shares of stock, including the right to vote and to receive dividends thereon, subject to the terms, conditions and restrictions described in the Plan, the Agreement and herein.

     5.   Special Restrictions. Each Restricted Stock grant made under the Plan
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shall contain the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Committee; provided, however, that no Restricted Stock grant shall be subject to additional terms, conditions and restrictions which are more favorable to a Grantee than the terms, conditions and restrictions set forth elsewhere in the Plan, the Agreement or herein.

          (a)  Restrictions.  Until the restrictions imposed on any Restricted
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Stock grant shall lapse, shares of Restricted Stock granted to a
Grantee:(i)shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of, and (ii) shall, if the Grantee's continuous employment with the Company or any of its affiliates shall terminate for any reason (except as otherwise provided in the Plan) be returned to the Company forthwith, and all the rights of the Grantee to such shares shall immediately terminate.

          (b)  Termination of Employment by Reason of Death, Disability,
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Retirement or Approved Retirement. Notwithstanding any provision contained
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herein or in the Plan or the Agreement to the contrary, if a Grantee who has been in the continuous employment of the Company or any of its affiliates since the Date of Grant of a Restricted Stock grant to such Grantee shall, while in such employment, be terminated as a result of death, Disability (as defined in the Company's Short Term Disability Plan), retirement at or after age 65 with at least ten years of service with the Company, or Approved Retirement (as defined in the Company's 1984 Executive Benefit Retirement Plan), then the restrictions imposed on any Restricted Stock grant shall lapse as to all shares of stock granted to such Grantee pursuant to such Restricted Stock grant on the date of such termination.
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     6.   Special Forfeiture and Repayment Rules. Any other provision of this
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Statement of Terms and Conditions to the contrary notwithstanding, if the
Committee determines that a Grantee has engaged in any of the actions described in (c) below, the consequences set forth in (a) and (b) below shall result:

          (a) Any shares of Restricted Stock as to which the restrictions have not lapsed shall immediately and automatically be forfeited and such shares shall be returned to the Company and all of the rights of the Grantee to such shares shall immediately terminate;

          (b) If the restrictions imposed on any shares of Restricted Stock lapsed within six months prior to the date the Company discovered that the Grantee engaged in any action described in (c) below, the Grantee, upon written notice from the Company, shall immediately pay to the Company the economic value realized or obtained with respect to such shares of Restricted Stock, measured at the date such shares vested.

          (c) The consequences described in (a) and (b) above shall apply if the Grantee, either before or after termination of employment with the Company or any of its affiliates:

               (i) discloses to others, or takes or uses for his own purpose or the purpose of others, any trade secrets, confidential information, knowledge, data or know-how belonging to the Company or any of its affiliates and obtained by the Grantee during the term of his employment, whether or not they are the Grantee's work product. Examples of such confidential information or trade secrets include, without limitation, customer lists, supplier lists, pricing and cost data, computer programs, delivery routes, advertising plans, wage and salary data, financial information, research and development plans, processes, equipment, product information and all other types and categories of information as to which the Grantee knows or has reason to know that the Company or any of its affiliates intends or expects secrecy to be maintained;

               (ii) fails to promptly return all documents and other tangible items belonging to the Company or any of its affiliates in the Grantee's possession or control, including all complete or partial copies, recordings, abstracts, notes or reproductions of any kind made from or about such documents or information contained therein, upon termination of employment for any reason;

               (iii) fails to provide the Company with at least thirty (30) days' written notice prior to directly or indirectly engaging in, becoming employed by, or rendering services, advice or assistance to any business in competition with the Company or any of its affiliates. As used herein, "business in competition" means any person, organization or enterprise which is engaged in or is about to become engaged in any line of business engaged in by the Company or any of its affiliates at the time of the termination of the Grantee's employment with the Company or any of its affiliates;

               (iv) fails to inform any new employer, before accepting employment, of the terms of this section and of the Grantee's continuing obligation to maintain the confidentiality of the trade secrets and other confidential information belonging to the Company or any of its affiliates and obtained by the Grantee during the term of his employment with the Company or any of its affiliates;

               (v) induces or attempts to induce, directly or indirectly, any of the customers of the Company or any of its affiliates, employees, representatives or consultants to terminate, discontinue or cease working with or for the Company or any of its affiliates, or to breach any contract with the Company or any of its affiliates, in order to work with or for, or enter into a contract with, the Grantee or any third party; or

               (vi) engages in conduct which is not in good faith and which disrupts, damages, impairs or interferes with the business, reputation or employees of the Company or any of its affiliates.

     The Committee shall determine in its sole discretion whether the Grantee has engaged in any of the acts set forth in (i) through (vi) above, and its determination shall be conclusive and binding on all interested persons.

     Any provision of this Section 6 which is determined by a court of competent jurisdiction to be invalid or unenforceable shall be construed or limited in a manner that is valid and enforceable and that comes closest to the business objectives intended by such invalid or unenforceable provision, without invalidating or rendering unenforceable the remaining provisions of this Section 6.

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     7.   Election to Recognize Gross Income in the Year of Grant. If any
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Grantee validly elects within thirty (30) days of the date of grant, to include in gross income for federal income tax purposes an amount equal to the fair market value of the shares of Restricted Stock granted on the Date of Grant, such Grantee shall pay to the Company, or make arrangements satisfactory to the Committee to pay to the Company in the year of such grant, any federal, state or local taxes required to be withheld with respect to such shares. If such Grantee shall fail to make such payments, the Company and its affiliates shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Grantee any federal, state or local taxes of any kind required by law to be withheld with respect to such shares of Restricted Stock.

     8.   Restrictive Legend; Certificates May be Held in Custody. Each
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certificate evidencing shares of stock granted pursuant to a Restricted Stock grant may bear an appropriate legend referring to the terms, conditions and restrictions described in the Plan and in the instrument evidencing the Restricted Stock grant. Any attempt to dispose of such shares of Restricted Stock in contravention of such terms, conditions and restrictions shall be invalid. The Committee may enact rules which provide that the certificates evidencing such shares may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody, until restrictions thereon shall have lapsed.

     9.   Assignability. Except as expressly provided in the Plan, no shares of
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Restricted Stock granted under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such shares of Restricted Stock shall be subject to debts, contracts, liabilities, engagements, or torts of any Grantee or beneficiary. If any Grantee or beneficiary shall become bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any shares of Restricted Stock granted under the Plan, then the Committee in its discretion may hold or apply such benefit or interests or any part thereof to or for the benefit of such Grantee or his beneficiary, his spouse, children, blood relatives, or other dependents, or any of them, in such manner and in such proportions as the Committee may consider proper.

     10.  Designation of Beneficiary. Each Grantee who shall be granted a
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Restricted Stock grant under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiaries with the Committee on a form to be prescribed by it; provided, that no such designation shall be effective unless received prior to the death of such Grantee.

     11.  Restrictions upon Making of Restricted Stock Grants. The registration
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or qualification under any federal or state law of any shares of Common Stock to be granted pursuant to Restricted Stock grants or the resale or other disposition of any such shares of Common Stock by or on behalf of a Grantee receiving such shares may be necessary or desirable as a condition of or in connection with such Restricted Stock grants, and, in any such event, if the Committee in its sole discretion so determines, delivery of the certificates for such shares of Common Stock shall not be made until such registration or qualification shall have been completed.

     12.  Restrictions Upon Resale of Common Stock. If the shares of Common
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Stock that have been granted to a Grantee pursuant to the terms of the Plan are not registered under the Securities Act of 1933, as amended ("Securities Act"), pursuant to an effective registration statement, such Grantee, if the Committee shall deem it advisable, may be required to represent and agree in writing (i) that any shares of Common Stock acquired by such Grantee pursuant to the Plan will not be sold except pursuant to an effective registration statement under the Securities Act and (ii) that such Grantee is acquiring such shares of Common Stock for his or her own account and not with a view to the distribution thereof.

     13.  No Effect on Terms of Employment. Subject to the terms of any
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employment contract entered into by the Company and Grantee to the contrary, the
Company (or any affiliate of the Company which employs him) shall have the right to terminate or change the terms of employment of Grantee at any time and for any reason whatsoever.

     14.  Notice. Any notice required to be given under the terms of an
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Agreement or the Plan shall be addressed to the Company in care of its Secretary at McKesson Plaza, One Post Street, San Francisco, California 94104, and any notice to be given to Grantee shall be addressed to him or her at the address indicated beneath his or her signature on the Agreement or such other address as either party may designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

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     15.  Committee Decisions Conclusive. All decisions of the Committee
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administering the Plan upon any questions arising under the Plan, under this
Statement of Terms and Conditions, or under an Agreement shall be conclusive and binding on Grantees.

     16.  No Effect on Other Benefit Plans. Nothing herein contained shall
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affect Grantee's right to participate in and receive benefits from and in accordance with the then current provisions of any pensions, insurance, or other employment welfare plan or program of the Company.

     17.  Withholding. Grantee agrees to make appropriate arrangements with the
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Company for satisfaction of any applicable federal, state or local income tax withholding requirements or social security requirements. Such arrangements may include an election by Grantee to have the Company retain some portion of the Restricted Stock to satisfy such withholding requirements. The election must be made prior to the date on which the amount to be withheld is determined.

     If a qualifying election is made, then upon the lapse of restrictions, in whole or in part, the Company will retain the number of shares of stock having a value equal to the amount necessary to satisfy any withholding requirements. Calculation of the number of shares to be withheld shall be made based on the closing price of the Company's Common Stock on the New York Stock Exchange on the date that the amount of tax to be withheld is determined. In no event, however, shall the Company be required to issue fractional shares of Common Stock.

     The Committee shall be authorized to establish such rules, forms and procedures as it deems necessary to implement the foregoing.

     18.  Successors. Agreements shall be binding upon and inure to the benefit
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of any successor or successors of the Company. "Grantee" as used herein shall include Grantee's executor, administrator, or other legal representative or the person or persons to whom Grantee's rights under any Restricted Stock grant pass by will or by the applicable laws of descent and distribution.

     19.  California Law. The interpretation, performance, and enforcement of
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the Plan and all Agreements shall be governed by the laws of the State of
California.

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